UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☑  Preliminary Proxy Statement.
☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐  Definitive Proxy Statement.
☐  Definitive Additional Materials.
☐  Soliciting Material Pursuant to §240.14a-12.

HEARTWARE INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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[          ], 2009

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders to be held on [          ], 2009, at [          ] [          ], Australian Eastern Standard Time, at [          ] (being [          ][          ], U.S. Eastern Time on [          ], 2009).

The purpose of the meeting is described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. We are furnishing the proxy materials over the Internet, and are mailing to our stockholders (including holders of CHESS Depository Interests (“CDIs”)), a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement. The Notice also provides instructions on how to vote (or, for CDI holders, direct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote) online, in person, by proxy card or via the CDI Voting Instruction Form and includes instructions on how to receive a paper or email copy of the proxy materials. If you request to receive your proxy materials by mail, the Notice of Special Meeting of Stockholders, Proxy Statement, proxy card and CDI Voting Instruction Form will be enclosed.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares (or direct CDN to vote if you hold your shares in the form of CDIs) online or as described in the proxy materials, or, if you received a paper copy of the proxy card or CDI Voting Instruction Form by mail, you may mark, sign, date and return the proxy card to Computershare Trust Company, N.A., P.O. Box 43070, Providence, Rhode Island 02940-3070 or return the CDI Voting Instruction Form to Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, Victoria, Australia 3001. Instructions regarding each method of voting are provided on the proxy card or, for CDI holders, on the CDI Voting Instruction Form. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. If you are a CDI holder, please follow the instructions on the CDI Voting Instruction Form or vote your CDIs online at www.investorvote.com.au.

We look forward to seeing you at the special meeting.

Sincerely yours,

Douglas Godshall
Chief Executive Officer

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [          ], 2009 (Australian Eastern Standard Time)

TO THE STOCKHOLDERS:

Notice is hereby given that a special meeting of stockholders of HeartWare International, Inc., a Delaware corporation (the “Company”) will be held on [          ], 2009, at [          ][          ], Australian Eastern Standard Time (being [          ][          ], U.S. Eastern time on [          ], 2009), at [          ], for the following purpose:

1. To approve, for the purposes of the Australian Securities Exchange Listing Rule 7.1, NASDAQ Stock Market Rule 5635(b) and NASDAQ Stock Market Rule 5635(d) and for all other purposes the issuance and sale by the Company of 1,386,475 shares of its common stock, par value $0.001 per share, pursuant to certain Securities Purchase Agreements, entered into by and among the Company and certain U.S. investors on or about August 10, 2009 in connection with a private placement transaction and pursuant to subscription applications from certain Australian investors received on or about August 13, 2009 in connection with a private placement transaction.

2. To approve granting the board of directors of the Company discretionary authority to adjourn the special meeting, if necessary, and to solicit additional proxies if there are not sufficient votes in favor of proposal number one, described above.

The board of directors recommends that stockholders vote “FOR” each of the proposals. Stockholders of record as of the close of business on [          ], 2009 (U.S. Eastern time), the record date for the meeting, are entitled to notice of, and to vote at, the meeting and any adjournment or postponement of the meeting, except, because of Nasdaq Stock Market Rules and Australian Securities Exchange Listing Rules, any holders of shares of common stock issued pursuant to those certain Securities Purchase Agreements and subscription applications noted above, will not be able to vote with respect to Proposal 1 and will not be included in the number of shares outstanding for purposes of determining if a majority of the shares have approved this Proposal. In addition, the Company will disregard any votes cast on Proposal 1 by a person who might obtain a benefit if Proposal 1 is passed (except a benefit solely in the capacity of a holder of ordinary securities) and any associate of those persons previously mentioned. Record holders of CHESS Depositary Interests, or CDIs, as of the close of business on [          ], 2009 (U.S. Eastern time), the record date for the meeting, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by following the instructions on the CDI Voting Instruction Form or voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of CDI holders at the meeting in accordance with the instructions received via the CDI Voting Instruction Form or online.

The Proxy Statement that accompanies and forms part of this notice of meeting includes further details with respect to the private placement and contains a copy of the form of the Securities Purchase Agreement for United States investors, attached as an exhibit thereto, and provides other information in relation to the matter to be considered. This notice of meeting and the Proxy Statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their accountant, solicitor or other professional adviser prior to voting.

By order of the Board of Directors,

David McIntyre
Secretary

August [  ], 2009

IMPORTANT: Please vote (or, for CDI holders, direct CDN to vote on your behalf) your shares via the Internet to assure that your shares are represented at the meeting. If you have downloaded or received a paper copy of the proxy card or CDI Voting Instruction Form by mail, you may mark, sign, date and return the proxy card or CDI Voting Instruction Form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [          ], 2009 (Australian Eastern Standard Time): A complete set of proxy materials relating to our Special Meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting, Proxy Statement, Proxy Card, and CDI Voting Instruction Form, may be viewed and printed at http://[          ].

HEARTWARE INTERNATIONAL, INC.

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [          ], 2009 AT [          ] AT [          ] [          ]
(AUSTRALIAN EASTERN STANDARD TIME)

The accompanying proxy is solicited by the Board of Directors (the “Board”) of HeartWare International, Inc., a Delaware corporation (the “Company”), for use at its special meeting of stockholders to be held on [          ], 2009 (Australian Eastern Standard Time), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Special Meeting”). This Proxy Statement was first delivered to its stockholders entitled to vote at the Special Meeting on [          ], 2009. The Notice of Special Meeting, Proxy Statement, Proxy Card, and CDI Voting Instruction Form related to the Special Meeting are available at http://[          ]. A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about [          ], 2009.

SOLICITATION AND VOTING

Voting Rights and Outstanding Shares

Only those stockholders of record as of the close of business on [          ], 2009 (U.S. Eastern time), the record date, will be entitled to vote at the Special Meeting. Those persons holding CHESS Depositary Interests (“CDIs”), are entitled to receive notice of and attend the Special Meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or voting online at www.investorvote.com.au and instructing CDN to vote on their behalf at the Special Meeting.

As of that time, the Company had 7,798,043 shares of common stock, par value $0.001 per share (the “Common Stock”) outstanding, which are entitled to vote with respect to Proposal No. 1 to be acted upon at the Special Meeting and 10,290,246 shares of Common Stock, which are entitled to vote with respect to Proposal No. 2 to be acted upon at the Special Meeting. Subject to the voting exclusion set forth on page 2 of this Proxy Statement, each stockholder as of the close of business on the record date is entitled to one vote for each share of common stock held by such stockholder and eligible to vote upon a proposal. Each CDI holder is entitled to direct CDN to vote one vote for every 35 CDIs held by such holder. A majority of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote on a particular proposal) will each be counted as present and entitled to vote for purposes of determining whether a quorum is present.

Vote Required

The approval of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter must be obtained in order for the proposal to issue 1,386,475 shares of common stock of the Company in connection with the private placement described in this Proxy Statement (“Proposal No. 1”). Abstentions and broker non-votes will not be counted as affirmative votes and will have the same effect as AGAINST votes.

The approval of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter must be obtained in order for the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to adopt Proposal No. 2 (“Proposal No. 2”). Abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes. Brokers or other nominees holding Common Stock in “street name” who have not received specific instructions from beneficial owners will have the authority to vote the shares in their discretion on Proposal No. 2.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal No. 1 by (a) a person who holds shares issued pursuant to the Securities Purchase Agreements or subscription applications noted above; (b) a person who might obtain a benefit if Proposal No. 1 is passed (except a benefit solely in the capacity of a holder of ordinary securities); and (c) any associate of those persons mentioned in (a) and (b). However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the Special Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies. In addition to soliciting stockholders through the Company’s employees, the Company will request banks, brokers and other intermediaries holding shares of Common Stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone or otherwise, without additional compensation.

Voting Instructions and Revocation of Proxy

All shares of Common Stock represented by properly executed proxies received before or at the Special Meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy form determines, or, if no person is nominated, as the Board recommends on the proposal.

A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is voted at the Special Meeting by delivering to the Secretary of HeartWare International, Inc., 205 Newbury Street, Suite 101, Framingham, Massachusetts 01701, a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Stockholders whose shares are registered in their own names may vote by returning a proxy card or voting in person at the meeting. Specific instructions to be followed by any CDI holder interested in voting (or directing CDN to vote) via the Internet are set forth on the CDI Voting Instruction Form. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

Special Instructions for CDI Holders

The Company’s CDI holders of record as of the close of business on [          ], 2009 (U.S. Eastern time), the record date for the meeting, will be entitled to receive notice of and attend the meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares at the meeting by following the instructions in the enclosed CDI Voting Instruction Form and voting online at www.investorvote.com.au or by returning the CDI Voting Instruction Form to Computershare, being the agent the Company designated for the collection and processing of voting instructions from its CDI holders, no later than [          ] [          ] on [          ], 2009 Australian Eastern Standard Time in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. If you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare, no later than [          ] [          ] on [          ], 2009 Australian Eastern Standard Time, a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

CDI holders may attend the meeting, but cannot vote in person at the meeting.

PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF ADDITIONAL COMMON STOCK
IN CONNECTION WITH A PRIVATE PLACEMENT TRANSACTION

Background:

On or about August 10, 2009, the Company entered into certain Securities Purchase Agreements (collectively, the “U.S. Purchase Agreements”), with certain accredited investors in the United States, providing for a private placement (the “U.S. Private Placement”). On or about August 13, 2009, the Company received certain subscription applications (collectively, the ‘‘Australian Subscription Applications” and, together with the U.S. Purchase Agreements, the ‘‘August 2009 Purchase Agreements”), with certain professional and sophisticated investors (within the meaning of section 708 of the Corporations Act 2001 (Cth)) in Australia, providing for a private placement (the “Australian Private Placement” and, together with the U.S. Private Placement, the “August 2009 Private Placements”), pursuant to which the Company sold and issued, a total of 1,340,798 shares of Common Stock (the “Firm Shares”) and, subject to approval of the Company’s stockholders, the Company agreed to sell and issue an additional number of shares of Common Stock in an aggregate amount not to exceed 1,386,475 shares (the ‘‘Additional Shares”) as described below.

The Company is now seeking the approval of its stockholders for the sale and issuance of the Additional Shares pursuant to Australian Securities Exchange Listing Rule No. 7.1 (“Rule 7.1”), NASDAQ Stock Market Rule 5635(b) (“Rule 5635(b)”) and NASDAQ Stock Market Rule 5635(d) (“Rule 5635(d)”).

NASDAQ Marketplace Rules; ASX Listing Rules; Stockholder Approval Requirements:

The Company is subject to the NASDAQ Marketplace Rules and ASX Listing Rules because its Common Stock is listed on the NASDAQ Global Market under the symbol “HTWR” and also trades on the Australian Securities Exchange, (the “ASX”), under the symbol “HIN” in the form of CDIs. The issue of the Additional Shares implicates Rule 7.1 and Rule 5635(d), each of which require prior stockholder approval.

Rule 7.1.  Rule 7.1 prohibits, subject to certain exceptions, the issuance of securities or an agreement for the issuance of securities that would represent more than 15% of the Company’s ordinary securities on issue 12 months prior to the date of issue or agreement to issue such securities, without the prior approval of the Company’s stockholders.

The Firm Shares which the Company issued as part of the August 2009 Private Placement were within the 15% limitation imposed under Rule 7.1. However, the issuance of the Additional Shares by the Company would exceed the 15% cap set by Rule 7.1 and accordingly approval of the Company’s stockholders is required for the issuance of the Additional Shares.

Rule 5635(b).  NASDAQ has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b). However, NASDAQ has previously indicated that the acquisition of, or right to acquire, by a single investor or group of investors, 20% or more of the voting power of an issuer on a post-transaction basis could constitute a change of control. The sale and issuance of the Firm Shares did not constitute a change of control for purposes of Rule 5635(b). However, the August 2009 Private Placements involves the potential issuance by the Company of a significant number of Additional Shares, which could result in the acquisition by a single investor, together with its affiliates and when aggregated with the shares sold to such investor in the initial closings of each the U.S. Private Placement and the Australian Private Placement, of an amount of our securities that could be sufficient to be deemed to constitute a change of control by NASDAQ for purposes of Rule 5635(b). As a result, the acquisition of Common Stock by any investor pursuant to the August 2009 Private Placements may exceed the share threshold constituting a change of control for purposes of Rule 5635(b), the Company is seeking your approval to comply with Rule 5635(b).

Rule 5635(d).  Rule 5635(d) requires stockholder approval of any sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the Common Stock outstanding or 20% or more of the voting power outstanding before such issuance for a price less than the greater of book or market value of the Common Stock at the time of such issuance. The Firm

Shares the Company sold and issued as part of the August 2009 Private Placements were sold and issued in compliance with the 20% share limitation under Rule 5635(d). However, the sale and issuance of the Additional Shares by the Company may result, when taken in conjunction with the sale and issuance of the Firm Shares, in the aggregate amount of Common Stock sold and issued to exceed the 20% cap set by Rule 5635(d) and at a purchase price that may be below the greater of the book value or the market value of the Common Stock on the date of such issuances. Therefore, the Company is seeking your approval for the sale and issuance of the Additional Shares. Absent such approval of this Proposal No. 1, the Company could be prohibited from selling and issuing the Additional Shares pursuant to the August 2009 Private Placements.

As a result of the factors described above, the August 2009 Purchase Agreements and the annexes thereto were structured to require stockholder approval for the consummation of the sale and issuance of the Additional Shares. Accordingly, the Company is seeking your approval of this Proposal No. 1 to comply with the ASX and NASDAQ listing requirements and applicable Listing and Stock Market Rules.

Appraisal Rights:

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights or other similar rights in connection with the transactions contemplated by the August 2009 Purchase Agreements.

Summary of the Private Placement:

The terms of the August 2009 Purchase Agreements and the issuance of shares of Common Stock in connection with the August 2009 Private Placements are complex and only summarized below. Although this Proxy Statement contains a summary of the material terms of the August 2009 Purchase Agreements, stockholders can find further information about the August 2009 Purchase Agreements and the exhibits thereto in the Current Reports on Form 8-K the Company filed with the U.S. Securities and Exchange Commission, (the “SEC”) on August 10, 2009, and documents filed as exhibits to such report.

Securities Purchase Agreements and Subscription Applications:

On or about August 10, 2009, the Company entered into the U.S. Purchase Agreement, which contemplates the U.S. Private Placement, including the issuance of the Additional Shares covered by this Proposal No. 1. A copy of the form of the U.S. Purchase Agreement, as publicly filed with the SEC, may be found in the Current Reports on Form 8-K the Company filed with the SEC on August 10, 2009, which is incorporated herein by reference. Subsequent to the U.S. Private Placement, the Company made an offer of shares of Common Stock to certain sophisticated and professional investors in Australia upon substantially similar terms and conditions as the sale and issuance under the U.S. Purchase Agreement, pursuant to the Australian Subscription Applications.

•	The August 2009 Private Placements provide for the issuance of up to 2,272,273 shares of Common Stock in two closings under each of the U.S. Private Placement and the Australian Private Placement. 1,340,798 shares of Common Stock, being the balance available under the 15% cap under Rule 7.1, or the Firm Shares, were sold and issued to accredited investors in the US and sophisticated and professional investors in Australia in the initial closings held on or about August 13, 2009 for an aggregate amount of consideration of $29,497,556. Subject to the approval by our stockholders of this Proposal No. 1 and the satisfaction of customary closing conditions, an additional 1,386,475 shares of Common Stock, or the Additional Shares, for an aggregate amount of consideration of up to $30,502,450 ($22.00 per Additional Share), may be sold and issued in each of the second closings. Each investor (other than one lead investor) will receive its pro rata allocation of Additional Shares in the same proportion that the Firm Shares issued to that investor in each initial closing bears to the total number of Firm Shares purchased by all investors (excluding the lead investor). The Additional Shares will be delivered to each investor who subscribed for such Additional Shares promptly upon the approval by the Company’s stockholders of this Proposal No. 1 and all the requirements of the ASX Listing Rules and the NASDAQ Stock Market Rules having been satisfied, but in any event no later than three months from the date of this meeting (or such later date as agreed by ASX). Investors may elect to receive Additional Shares in the form of Common Stock or CHESS Depositary Interests. If an Investor elects to receive CDIs, they will receive 35 CDIs for each Share subscribed for under the August 2009 Private Placements.

In the event that stockholder approval is not obtained at the Special Meeting (or at any adjournment of that meeting) or the requirements of the ASX Listing Rules and NASDAQ Stock Market Rules applicable to the August 2009 Private Placements are not satisfied on or before December 15, 2009, the Additional Shares will not be sold and issued. The Company has received from investors subscription monies for the Additional Shares and has transferred the subscription monies into an escrow account pending the satisfaction of the conditions to the second closing. In the event the second closing does not occur for the reasons described above, the Company will promptly direct the escrow agent to release the monies held in escrow to the Company for refund to the investors with interest.

Under the August 2009 Purchase Agreements, the Company is obligated to file with the SEC a registration statement registering the resale of shares of Common Stock issued to investors under the August 2009 Purchase Agreements. The Company filed a registration statement with the SEC on August 18, 2009.

The August 2009 Purchase Agreements contain customary representations, warranties, covenants and closing conditions by, among and for the benefit of the parties to such agreements. The August 2009 Purchase Agreements also provide for indemnification of the investors in the event that any investor incurs losses, claims, damages or liabilities arising out of or based upon a breach of the representations and warranties by the Company under the August 2009 Purchase Agreements or the failure to comply with our covenants and agreements under the August 2009 Purchase Agreements or certain actions or omissions in connection with the registration of the shares of Common Stock issued to investors under the August 2009 Purchase Agreements, subject to certain limitations.

Description of the Common Stock:

Subject to the terms of the August 2009 Purchase Agreements, the Additional Shares will be fully paid shares of common stock, par value, $0.001 per share, and will rank equally with the existing shares of Common Stock. Holders of shares of the Common Stock do not have any conversion, redemption or preemptive rights.

Use of Proceeds:

The Company expects to use the proceeds from the August 2009 Private Placements for the furtherance of its clinical and commercial roll-out of the HeartWare HVAD and its pipeline of future pumps, but may change the use of proceeds in its sole discretion, from time to time.

Financial and Other Information:

The Company’s audited consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, and supplementary data are incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC, on February 26, 2009, as amended by the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2009.

Representatives of Grant Thornton LLP, the Company’s principal accountants for the current year and the 2008 fiscal year, are not expected to be present at the Special Meeting.

Consequences if Proposal is Approved:

Dilution.  If Proposal No. 1 is approved, and the sale and issuance of Additional Shares occurs, such sale and issuance of Additional Shares will dilute (and may substantially dilute) the Company’s current stockholders’ existing holding of Common Stock. The Company would have 1,386,475 additional shares of Common Stock if this Proposal No. 1 is approved and all of the Additional Shares are issued.

Registration Rights.  The Company, pursuant to the August 2009 Purchase Agreements, has prepared and filed with the SEC, a registration statement on Form S-3 to enable the resale of the Firm Shares and Additional Shares.

Need for Additional Capital.  As a result of the U.S. Federal Trade Commission’s authorization of a lawsuit to block the proposed acquisition of the Company by Thoratec Corporation, combined with the general need for additional capital, the Board determined that the August 2009 Private Placements were the best alternative for financing at this time. As disclosed on the Company’s Quarterly Report on Form 10-Q, for the quarter ended June 30, 2009, filed with the SEC on August 14, 2009, which is incorporated herein by reference, the Company, had approximately $5,925,000 of cash on hand and a convertible loan facility in the amount of $20,000,000 (the “Convertible Loan”) of which the Company has drawn down $4,000,000. If this Proposal No. 1 is not approved by the Company’s stockholders, the Company may be required to further draw down on the Convertible Loan or seek other sources of financing in order to continue the furtherance of its clinical and commercial roll-out of the HeartWare HVAD and its pipeline of future pumps. Notwithstanding the foregoing, the Company may have other needs for the proceeds from the sale of the Firm Shares, and if approved the Additional Shares, and may change the use of such proceeds in its sole discretion, from time to time.

Required Vote and Recommendation of the Board of Directors:

The affirmative vote of the holders of a majority of the shares of the Company’s capital stock entitled to vote and present in person or represented by proxy at the Special Meeting will be required to approve the sale and issuance of the Additional Shares described in Proposal No. 1. In accordance with the ASX Listing Rules and the NASDAQ Stock Market Rules, the Common Stock held by investors under the August 2009 Private Placements will not be counted toward the vote total of this Proposal No. 1 and will not be included in the number of shares outstanding for purposes of determining if a majority of the shares present and entitled to vote in person or by proxy have approved this Proposal No. 1. Abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes. Broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of this Proposal No. 1.

If this Proposal No. 1 is not approved by the Company’s stockholders at the Special Meeting, the Company may be required to draw down on the Convertible Loan or seek other sources of financing in order to continue its operations as currently contemplated. The Firm Shares and the Additional Shares offered in the August 2009 Private Placements involve a high degree of risk. See the section entitled “Risk Factors” for disclosure of the risks affecting the Company set forth in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC, on February 26, 2009, as amended by the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2009, and (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 14, 2009.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” APPROVAL OF ISSUANCE OF ADDITIONAL COMMON
STOCK IN CONNECTION WITH A PRIVATE PLACEMENT TRANSACTION.

PROPOSAL NO. 2

GRANT OF DISCRETIONARY AUTHORIZATION TO THE BOARD OF DIRECTORS
TO ADJOURN THE SPECIAL MEETING

At the Special Meeting, the Company’s stockholders will be asked to consider and vote upon a proposal to sell and issue the Additional Shares and grant discretionary authority to the Board to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 submitted herein.

If at the Special Meeting, the number of shares of Common Stock present or represented and voting in favor of Proposal No. 1 submitted herein is insufficient under Delaware law to approve such proposal, the Board intends to move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of such proposal. In that event, the Company will ask its stockholders to vote only upon this Proposal No. 2 and not Proposal No. 1.

In this Proposal No. 2, the Company is asking its stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting the discretionary authority to the Board to adjourn the Special Meeting, and any later adjournments, in order to enable the Board to solicit additional proxies in favor of Proposal No. 1 submitted herein. If the stockholders approve this Proposal No. 2, the Board could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit proxies from stockholders in favor of Proposal No. 1, including soliciting proxies from stockholders who have previously voted against such proposal. Among other things, approval of this Proposal No. 2 could mean that, even if proxies representing a sufficient number of votes against Proposal No. 1 have been submitted to defeat such proposal, the Board could adjourn the Special Meeting without a vote on such proposal and during that period, seek to convince the holders of those shares to change their votes to votes in favor of such proposal.

The Board believes that if the number of shares of Common Stock present or represented at the Special Meeting and voting in favor of Proposal No. 1 submitted herein is insufficient to approve such proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposal to bring about their approval.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Special Meeting is required to grant discretionary authority to our board of directors to adjourn or postpone the 2009 Annual Meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 submitted herein.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” A GRANT OF DISCRETIONARY AUTHORIZATION TO
THE BOARD OF DIRECTORS TO ADJOURN THE SPECIAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 20, 2009, information regarding beneficial ownership of shares of Common Stock by the following:

•	each person, or group of affiliated persons, who is known by the Company to beneficially own 5% or more of any class of its voting securities;

•	each of the Company’s directors;

•	each of the Company’s named executive officers; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days after the measurement date. This table is based on information supplied by the Company’s officers, directors and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the shares of Common Stock listed below, based on the information each of them has given to the Company, have sole investment and voting power with respect to their shares.

Unless otherwise indicated, the Company deems shares of Common Stock subject to options that are exercisable within 60 days of August 20, 2009 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but the Company does not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

The number of shares disclosed in the table below includes shares traded in the form of CDIs, which represent 1/35th of a share of our common stock.

As of August 20, 2009, there were 10,290,246 shares of Common Stock outstanding.

	Number of
	Shares		Percent of
	Beneficially		Shares
Name and Address of Beneficial Owner	Owned		Outstanding

5% Shareholders
Apple Tree Partners I, L.P.	2,673,965	(1)	26.0%
501 Kings Highway East, E-1
Fairfield, Connecticut 08625
Muneer A. Satter	1,371,428	(2)	13.3%
71 S. Wacker Drive, Suite 500
Chicago, Illinois 60606
FMR LLC	1,045,066	(3)	10.2%
82 Devonshire Street
Boston, Massachusetts 02109
Thoratec Corporation	679,578	(4)	6.2%
6035 Stoneridge Drive
Pleasanton, California 94588
Adage Capital Partners, L.P.	514,599	(5)	5.0%
200 Clarendon Street, 52nd Floor Boston, Massachusetts 02116

	Number of
	Shares		Percent of
	Beneficially		Shares
Name and Address of Beneficial Owner	Owned		Outstanding

Directors and Named Executive Officers
Robert Thomas	133,486	(6)	1.3%
Dr. Seth Harrison	2,673,965	(7)	26.0%
Dr. Denis Wade	48,608	(8)	*
Dr. Christine Bennett	9,999	(9)	*
Robert Stockman	17,141	(10)	*
Timothy Barberich	4,285	(11)	*
C. Raymond Larkin	—		*
Douglas Godshall	126,945	(12)	1.2%
David McIntyre	49,103	(13)	*
Jeffrey LaRose	70,025	(14)	*
All directors and executive officers as a group (15 persons)	3,164,824	(15)	29.8%

*	Indicates less than 1%

(1)	Information based on Schedule 13G/A filed with the SEC on February 10, 2009 by Apple Tree Partners I, L.P. (the “Fund”), Apple Tree Ventures I, LLC, which is the sole general partner of the Fund (the “GP”), and Seth L. Harrison (“Harrison”), the sole managing member of the GP. As the sole general partner of the Fund, the GP may be deemed to own beneficially the reported shares. As the sole managing member of the GP, Harrison may also be deemed to beneficially own these shares.

(2)	Information based on Schedule 13G/A filed with the SEC by Muneer A. Satter on February 17, 2009. Represents shares owned by the following entities of which Muneer A. Satter or a member of his immediate family is the trustee or investment advisor: (i) Muneer A. Satter Revocable Trust, (ii) Satter Children’s Trust, (iii) Satter Family Trust, (iv) Kristen Hayler Hertel Revocable Trust, (v) Gordon and Barbara Anne Hertel Insurance Trust (vi) Albus Satter Insurance Trust (vii) Anne-Carole Wtiort Insurance Trust (vi) Albus Satter Insurance Trust (vii) Anne-Carole Witort Insurance Trust, (viii) Rose Shereen Fuqua Insurance Trust, (ix) Rabi H. Satter Insurance Trust and (x) The Satter Foundation. Mr. Satter expressly disclaims beneficial ownership of all such shares other than as attributed to him as a result of his sole voting and dispositive power of each trust.

(3)	Information based on Schedule 13G filed with the SEC by FMR LLC and Edward C. Johnson 3d on February 17, 2009. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of the reported shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the reported shares. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. In addition to the shares reported in the Schedule 13G, four investment companies for which Fidelity acts as investment adviser purchased an aggregate of 182,124 Firm Shares in the U.S. Private Placement.

(4)	Information based on Schedule 13G filed with the SEC by Thoratec Corporation (“Thoratec”) on August 10, 2009. Represents the number of shares that Thoratec would receive upon conversion in full of any outstanding loans and escrow amount pursuant to a loan agreement between HeartWare and Thoratec. The number of shares issuable is based upon a conversion rate equal to $35.00 Australian dollars per share of common stock, or $29.43 United States dollars per share of common stock, based on the currency exchange rate, as of the close of trading in the United States on August 5, 2009, of $0.8409 United States dollars for each Australian dollar.

(5)	Represents 286,973 shares held prior to the August 2009 Private Placements and 227,626 Firm Shares purchased in the U.S. Private Placement. If Proposal No. 1 is approved by the Company’s stockholders at the Special Meeting, Adage Capital Partners, L.P. will be issued 272,374 Additional Shares.

(6)	Includes 36,117 shares subject to options exercisable within 60 days of August 20, 2009, 61,427 shares held in trust and 17,142 shares held by Mr. Thomas’ spouse. Mr. Thomas disclaims beneficial ownership of shares held by his spouse.

(7)	Represents shares held by Apple Tree Partners I, L.P., the Company’s largest shareholder. Dr. Harrison is Managing General Partner in Apple Tree Partners I, L.P. Dr. Harrison disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(8)	Represents 41,466 shares held by a family trust and 7,142 shares subject to options exercisable within 60 days of August 20, 2009.

(9)	Includes 7,142 shares subject to options exercisable within 60 days of August 20, 2009.

(10)	Includes 2,856 shares subject to options exercisable within 60 days of August 20, 2009.

(11)	Includes 1,428 shares subject to options exercisable within 60 days of August 20, 2009.

(12)	Includes 119,598 shares subject to options exercisable within 60 days of August 20, 2009.

(13)	Includes 46,522 shares subject to options exercisable within 60 days of August 20, 2009 and 800 shares held by Mr. McIntyre’s spouse.

(14)	Includes 68,690 shares subject to options exercisable within 60 days of August 20, 2009.

(15)	Includes 318,630 shares subject to options exercisable within 60 days of August 20, 2009.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the Special Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company has elected to “incorporate by reference” certain information into this Proxy Statement. By incorporating by reference, the Company can disclose important information to you by referring you to another document it has filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for information incorporated by reference that is superseded by information contained in this Proxy Statement or incorporated by reference to a subsequent document that the Company filed with the SEC. This proxy statement incorporates by reference (i) Item 1A (Risk Factors), Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation); Item 7A (Quantitative and Qualitative Disclosures about Market Risk); Item 8 (Financial Statements and Supplementary Data); and Item 9 (Changes in and Disagreements With Accountants on Accounting and Financial Disclosure) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on February 26, 2009, as amended by the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2009, (ii) Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 14, 2009, and (iii) Item 9.01 of the Company’s Current Reports filed on Form 8-K, which were filed with the SEC on August 10, 2009.

You may request a copy of any document incorporated by reference herein at no cost, by writing or calling us at the following address:

HeartWare International, Inc.
205 Newbury Street, Suite 101
Framingham, Massachusetts 01701
Telephone: +1 (305) 818 4123

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone else to provide you with different information.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

A stockholder proposal, whether or not intended for inclusion in our proxy materials, may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than February 12, 2010.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of U.S. Purchase Agreement (the Company entered into separate U.S. Securities Purchase Agreements with the investors in substantially the same form set forth in Exhibit 10.1, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2009 (SEC File No. 001-34256)).
23.1	Consent of Grant Thornton LLP, an independent registered public accounting firm.
99.1	Form of Proxy of HeartWare International, Inc.
99.2	Form of CDI Voting Instruction Form for HeartWare International, Inc.

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 25, 2009, with respect to the consolidated financial statements of HeartWare International, Inc. included in the Annual Report of HeartWare International, Inc. on Form 10-K for the year ended December 31, 2008 which is incorporated by reference in this Proxy Statement. We consent to the incorporation by reference in this Proxy Statement of the aforementioned report.

/s/  GRANT THORNTON LLP

Fort Lauderdale, FL
August 24, 2009

Exhibit 99.1
HeartWare International, Inc.
205 Newbury Street
Framingham, Massachusetts 01701

VOTE BY MAIL
Mark, sign and date this proxy card and return it in the postage-prepaid envelope provided or return it to HeartWare International, Inc., 205 Newbury Street, Framingham, Massachusetts 01701.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HEARTWARE INTERNATIONAL, INC.

The Board of Directors recommends a	The Board
vote FOR proposals (1) and (2).	Recommends
â
	FOR	AGAINST	ABSTAIN

(1) Approve the sale and issuance of the Additional Shares, pursuant to the Securities Purchase Agreements dated on or about August 10, 2009 and subscription applications dated on or about August 13, 2009, by and among HeartWare International, Inc. and the investors named therein.					â

Please indicate your vote by placing an “X” in one of the boxes to the left for each proposal

(2) Adjourn the HeartWare International, Inc. Special Meeting, if necessary or appropriate, to permit further solicitation of proxies.

*NOTE: If a signed proxy card is returned without specific voting instructions as to any item or all items, the shares represented by the proxy will be voted FOR proposals (1) and (2).

For comments and/or address changes, please check this box and write them on the other side of this card.	☐

	Yes	No
Please indicate if you plan to attend the HeartWare International, Inc. Special Meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Exhibit 99.2
HEARTWARE INTERNATIONAL, INC.
Special Meeting of Stockholders
[_______________], 2009,
[_____][_____], Australia Eastern Standard time
([____][_____], U.S. Eastern Time
on [_______], 2009)
[ADDRESS OF SPECIAL MEETING]
Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting:
          The Notice and Proxy Statement/Prospectus are available at www.heartware.com.au.

FORM OF CDI VOTING INSTRUCTION FORM FOR HEARTWARE INTERNATIONAL, INC.
HEARTWARE INTERNATIONAL, INC.

PROXY
Special Meeting of Stockholders — [______], 2009, [___][_____], Australia Eastern Standard Time
([___][_____], U.S. Eastern Time on [______], 2009)
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, a stockholder of HeartWare International, Inc., does hereby appoint:

Name of proxy

or failing the individual or body corporate named, or if no individual or body corporate is named, Douglas Godshall and David McIntyre and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting to be held at [_____], on [_____], 2009, at [_____][_____], Australian Eastern Standard Time, and at any adjournments or postponements thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxy holders will vote for election of a substitute nominee proposed by management.
This proxy revokes all proxies previously given for the same shares of stock.
The shares represented by this proxy will be voted in accordance with instructions given on the back of this card. If this proxy is signed and returned without specific instructions as to any item or all items, it will be voted FOR the approval of the Proposals proposed at the Special Meeting.
Please vote on the reverse of this card. Sign, date and return this card promptly using the enclosed postage-prepaid envelope. Sign exactly as name appears above. Each joint tenant should sign. When signing as attorney, trustee, etc., give full title.
Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on the reverse side.)
(To be signed on the reverse side)